UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

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SPARK NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on May 11, 2017.  Meeting Information  SPARK NETWORKS, INC.   Meeting Type: Annual Meeting  For holders as of: March 24, 2017  Date: May 11, 2017 Time: 9:00 a.m. local time  Location:  11150 Santa Monica Boulevard  Suite 600  Los Angeles, California 90025  You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  E26245-P91331  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT ANNUAL REPORT  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before April 27, 2017 to facilitate timely delivery.  How To Vote  E26246-P91331  Please Choose One of the Following Voting Methods  Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To  do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain  the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to,  the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials  for any special requirements for meeting attendance.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.  .  XXXX XXXX XXXX XXXX

Voting Items  The Board of Directors recommends you   vote FOR the following proposals:  2. To ratify the appointment of Grant Thornton LLP  as the independent registered public accounting  firm of the Company for the year ending  December 31, 2017.  1. Election of Directors   Nominees:  3. To approve the Company's 2017 Omnibus  Incentive Plan.   1a. Michael J. McConnell   1b. Michael B. Brodsky  NOTE: To transact such other business as may properly  come before the Annual Meeting or any adjournments  or postponements thereof.    1c. Brad Goldberg   1d. Ian V. Jacobs   1e. John H. Lewis   1f. Walter L. Turek   1g. Daniel M. Rosenthal  E26247-P91331

Voting Instructions   E26248-P91331